Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Medytox Solutions, Inc. (the “Registrant”) for the year ending December 31, 2011, I, William G. Forhan, Chief Executive Officer, Chief Financial Officer and Chairman of the Registrant hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Annual Report on Form 10-K for the year ending December 31, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.

The information contained in such Annual Report on Form 10-K for the year ending December 31, 2011, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  April 13,  2012

/s/ William G. Forhan

William G. Forhan

Chief Executive Officer, Chief Financial Officer and Chairman

(Principal Executive Officer)